UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 15, 2013

Vitran Corporation Inc.
______________________________________________ (Exact name of registrant as specified in its charter)

ONTARIO, CANADA	001-32449	98-0358363

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada		M9C 5L5

(Address of principal executive offices)		(Zip code)

(Registrant’s telephone number, including area code)	416-596-7664

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 15, 2013 the Company held an Annual and Special Meeting of Shareholders at which the following actions were taken:

1.	The following directors were elected with the indicated number of votes set forth below:

Nominee	For	Withheld	Non-Vote
Richard D. McGraw	6,051,657	4,577,992	2,347,284
William S. Deluce	10,190,267	439,382	2,347,284
John R. Gossling	10,546,010	83,639	2,347,284
Georges L. Hébert	7,907,639	2,722,010	2,347,284
David S. McClimon	10,546,010	83,639	2,347,284

2.	The proposal for the ratification of the appointment of KPMG LLP as Independent Auditors for 2013 was voted on and approved at the meeting by the following vote:
	For: 12,760,539	Withheld: 216,394	Non-Vote: Nil

3.	The advisory resolution to approve the compensation of the named executive officers was voted on at the meeting by the following vote:
	For: 6,225,210	Against: 4,306,369	Abstain: 98,070	Non-Vote: 2,347,284

4.	The resolution to approve the Amended and Restated Stock Option Plan was voted on at the meeting by the following vote:
	For: 10,380,517	Against: 247,132	Abstain: 2,000	Non-Vote: 2,347,284

5.
The following three resolutions to approve By-Law No. 8 were withdrawn at the meeting: (i) resolution to confirm changes to the previous by-laws that are primarily ministerial in nature; (ii) resolution to confirm a change to the previous by-laws to eliminate a second or “casting” vote in favor of the Chair of the meeting of the board of directors if there is a tie in the votes cast by directors at such meeting; and (iii) resolution to confirm a change to the previous by-laws to provide for advance notice provisions with respect to the nomination of directors.

As previously reported in the Company’s Current Report on Form 8-K dated March 18, 2013, By-Law No. 8 had been approved by the Company’s board of directors on March 18, 2013 and was in full force and effect as of such date, pending ratification by the Company’s shareholders at the Annual and Special Meeting of Shareholders.  Because such resolutions were withdrawn, as of May 15, 2013 such By-Law No. 8 ceased to be in effect and the Company’s by-laws have reverted to its by-laws as in effect prior the Board’s approval of By-Law No. 8 on March 18, 2013.

Section 8– Other Events

Item 8.01. Other Events.

On May 16, 2013, the Company issued a press release announcing the final director election results from its Annual and Special Meeting of Shareholders.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 9– Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Exhibit
99.1	News release dated May 16, 2013*
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.

	By:	/s/ Fayaz D. Suleman
Name: Fayaz D. Suleman
Date: May 17, 2013	Title: Vice President Finance and Chief Financial Officer